EXHIBIT 99.1

Monroe Bancorp Reports Earnings of $1,107,000 or $0.178 Per Fully Diluted Share for the First Quarter of 2009

BLOOMINGTON, Ind., April 28, 2009 (GLOBE NEWSWIRE) -- Monroe Bancorp (the "Company") (Nasdaq:MROE), the independent Bloomington-based holding company for Monroe Bank (the "Bank"), reported net income of $1,107,000, or $0.178 per basic and diluted common share, for the quarter ended March 31, 2009. Net income for the quarter was 30.5 percent less than the $1,593,000 reported for the same period of 2008 and earnings per diluted share for the quarter was 30.5 percent less than the $0.256 reported a year earlier. The results for the first quarter of 2009 increased compared to the fourth quarter of 2008 net loss of ($209,000) or ($0.034) per diluted share.

The decline in net income between the first quarter of 2008 and the first quarter of 2009 resulted primarily from an increase in the provision for loan losses. Due to factors discussed in the Asset Quality section of this release, the provision for loan losses increased $1,720,000 or 195.5 percent to $2,600,000 for the first quarter of 2009 compared to $880,000 for the same period of 2008. The provision for loan losses decreased $1,550,000 or 37.3 percent compared to $4,150,000 for the fourth quarter of 2008.

"Economic conditions continue to put pressure on credit quality. Resolving problem assets is our highest priority," said Mark D. Bradford, President and Chief Executive Officer of Monroe Bancorp and Monroe Bank.

Return on average equity was 8.00 percent for the first quarter of 2009 compared to 11.62 percent for the first quarter of 2008 and (1.49) percent for the fourth quarter of 2008. Return on average assets was 0.54 percent for the first quarter, compared to 0.82 percent for the first quarter of 2008 and (0.10) percent for the fourth quarter of 2008.

Financial Performance

Net interest income before the provision for loan losses increased 1.1 percent to $5,942,000 for the three months ended March 31, 2009 compared to $5,876,000 for the same period in 2008. The tax-equivalent net interest margin for the quarter ended March 31, 2009 was 3.20 percent, compared to 3.23 percent for the quarter ended December 31, 2008 and 3.36 percent for first quarter of 2008. See the table titled "Reconciliation of GAAP Net Interest Margin to Non-GAAP Net Interest Margin on a Tax-Equivalent Basis" for a reconciliation of GAAP net interest margin to Non-GAAP net interest margin on a tax equivalent basis.

Noninterest income totaled $3,278,000 for the first quarter of 2009 compared to $2,364,000 for the same period of 2008. Excluding the effect of the Company's deferred compensation plan, noninterest income totaled $3,410,000 for the first quarter of 2009 compared to $2,556,000 for the same period of 2008. The 33.4 percent or $854,000 increase in noninterest income (excluding the effect of the Company's deferred compensation plan) is largely the result of a $1,028,000 gain on the sale of trading and available for sale investment securities compared to $140,000 in 2008. See the table titled "Reconciliation of GAAP Noninterest Income & Expense to Noninterest Income & Expense Without the Financial Impact of the Deferred Compensation Plan" for a reconciliation of GAAP noninterest income and expense to noninterest income and expense without the financial impact of the deferred compensation plan.

The Company recognized gains on the sale of loans of $290,000 for the first quarter of 2009 due to strong residential mortgage loan refinancing activity. The $290,000 realized from the sale of loans represents a 46.5 percent increase over the $198,000 that was recognized in the first quarter of 2008.

Noninterest expense totaled $5,239,000 for the first quarter of 2009 compared to $5,391,000 for the same period of 2008. Noninterest expense, excluding the effect of the Company's deferred compensation plan, was $5,353,000 for the first quarter of 2009, compared to $5,551,000 for the same period of 2008. The 3.6 percent decline in noninterest expense from the same period of 2008 reflects Management's efforts to reduce operating expense. Total compensation expense (total of salaries, incentive compensation and benefits) declined by $299,000 or 9.2 percent. Management's efforts to reduce total operating expense were hampered by increased FDIC expense which totaled $283,000 in the first quarter of 2009 compared to $48,000 for the same period of 2008, an increase of $235,000. Excluding the effect of the Company's deferred compensation plan and the increase in FDIC expense, noninterest expense decreased 7.9 percent in the first quarter of 2009 compared to the same period of 2008.

Asset Quality

Nonperforming assets and 90-day past due loans totaled $17,289,000 or 2.10 percent of total assets at March 31, 2009 compared to $18,780,000 (2.29 percent of total assets) at December 31, 2008 and $8,355,000 (1.08 percent of total assets) at March 31, 2008.

Net charge-offs for the first quarter of 2009 totaled $1,436,000 or 0.91 percent of total loans compared to $2,375,000 (1.50 percent of total loans) for the fourth quarter of 2008 and $261,000 (0.18 percent of total loans) for the first quarter of 2008.

The reserve for loan losses increased to $12,336,000 or 1.96 percent of total loans at March 31, 2009 compared to $11,172,000 or 1.76 percent of total loans at December 31, 2008 and $7,273,000 or 1.25 percent of total loans at March 31, 2008.

The Bank employs an internal system called the "Watch List" to bring attention to credits with varying degrees of concern over the prospects of complete repayment, including both principal and all interest. These concerns may be objectively based on the borrower's financial and payment performance or on subjective concerns that Bank management has with the markets and conditions that the borrower operates within. Loans on this list include:

-- Loans with well defined weaknesses where the prospects of complete repayment of principal and interest is remote and loans placed on non-accrual where specific reserves and charge-offs are applied as needed, and

-- Loans with potential weaknesses (whether borrower specific or due to market/economic considerations) that need to be resolved in order to avoid jeopardizing the complete repayment of principal and interest and the loan is subjected to additional scrutiny and assessment and internal documentation.

Loans on the Watch List tend to be more dependent on collateral if the borrower's repayment capacity is diminished and the bank devotes additional attention to revaluing the collateral as appropriate in assessing the probability of loss.

Over the periods noted below, the watch list consisted of the following:

                                    3/31/2009   12/31/2008  3/31/2008
 ---------------------------------------------------------------------
  Total Watch List ($)              79,073,000  59,172,000  25,528,000
 ---------------------------------------------------------------------
  Number of Watch List
   Customers                                67          52          52
 ---------------------------------------------------------------------
  Total Watch List $>30 Days
   Past Due                         22,370,000  14,751,000  10,874,000
 ---------------------------------------------------------------------
  Total Watch List $ Secured
   By Real Estate                   72,006,000  55,507,000  22,338,000
 ---------------------------------------------------------------------
  Total Watch List $ Secured
   by Non R/E                        6,878,000   3,268,000   2,891,000
 ---------------------------------------------------------------------
  Total Watch List $
   Unsecured                           190,000     397,000     299,000
 ---------------------------------------------------------------------

As of March 31, 2009, 71.7 percent of the watch list exposure was less than thirty days past due, compared to 75.1 percent as of December 31, 2008 and 57.4 percent as of March 31, 2008. As of March 31, 2009, loans totaling $72,006,000 or 91.1 percent of the total watch list loans were secured by real estate with $52,501,000 or 72.9 percent less than thirty days past due and $13,278,000 (18.4 percent) on non-accrual.

The charts that follow provide details of watch list loans that are secured by real estate.

               -------------------------------------------------------
                Total Bank              % on                 Total $
                  Owned       Watch     Watch     Non-      >30 Days
                 Balance      List      List     Accrual      Late
 ---------------------------------------------------------------------
 Total Loans   630,842,000  79,073,000   12.5%  13,696,000  25,103,000
 ---------------------------------------------------------------------
   Secured By
   Real Estate
 ---------------------------------------------------------------------
 1-4 Family
  Owner
  Occupied &
  Rentals      137,205,000   5,351,000    3.9%   1,717,000   3,483,000
 ---------------------------------------------------------------------
 CRE Owner
  Occupied
  and Presold
  Residential
  Construction  99,677,000  10,035,000   10.1%     686,000    686,000
 ---------------------------------------------------------------------
 Development
  CRE Loans
  and
  Commercial
  Construction  76,376,000  35,512,000   46.5%   5,594,000  5,690,000
 ---------------------------------------------------------------------
 Existing CRE
  Loans and
  Spec
  Residential
  Construc-
  tion         211,382,000  21,108,000   10.0%   5,281,000 11,998,000
 =====================================================================
   Sub-total
    Secured
    by Real
    Estate:    524,640,000  72,006,000   13.7%  13,278,000 21,857,000
 ---------------------------------------------------------------------
   Other Secured
       Loans
 ---------------------------------------------------------------------
 Business
  Assets        69,143,000   6,316,000    9.1%     373,000   2,571,000
 ---------------------------------------------------------------------
 Consumer
  Products       5,919,000      10,000    0.2%       7,000      77,000
 ---------------------------------------------------------------------
 Financial
  Assets        12,668,000     552,000    4.4%       8,000     535,000
 =====================================================================
   Sub-total
    Secured
    by Other
    Secured
    Loans:      87,730,000   6,878,000    7.8%     388,000   3,183,000
 ---------------------------------------------------------------------
   Unsecured
    Loans
 ---------------------------------------------------------------------
 Unsecured
  Loans         16,257,000     190,000    1.2%      30,000      64,000
 ---------------------------------------------------------------------

As shown in the chart above, the watch list and non-accrual loans are heavily concentrated in loans secured by real estate. The following charts provide additional insights into five real estate loan types that have particularly high occurrence rates of watch list loans.

 Total Loans
  Secured by
  Real Estate
               -------------------------------------------------------
               Total Bank               % on                 Total $
                 Owned        Watch     Watch     Non-      >30 Days
                Balance        List     List     Accrual      Late
               -------------------------------------------------------
 RE-Construc-
  tion - Spec
  Home 1-4
  Family Non
  Owner
  Occupied      15,466,000   8,892,000   57.5%   4,315,000   4,548,000
 ---------------------------------------------------------------------
 RE-Land
  Development
  - Residential 35,298,000  28,132,000   79.7%   3,990,000   3,990,000
 ---------------------------------------------------------------------
 RE-Residential
  1-4 1st Non-
  Owner
  Occupied      35,649,000   4,319,000   12.1%   1,657,000     894,000
 ---------------------------------------------------------------------
 RE-Residential
  1-4 Jr Non-
  Owner
  Occupied         454,000     147,000   32.4%      60,000     128,000
 ---------------------------------------------------------------------
 RE-Residential
  Mobile Home
  Parks 1st
  Lien             199,000     199,000  100.0%          --          --
 =====================================================================
   Sub Total
    of These
    Categories: 87,066,000  41,689,000   47.9%  10,022,000   9,560,000
 ---------------------------------------------------------------------
 All Other
  Secured by
  Real Estate
  Loans        437,574,000  30,317,000    6.9%   3,256,000  12,297,000
 =====================================================================
      Total:   524,640,000  72,006,000   13.7%  13,278,000  21,857,000
 ---------------------------------------------------------------------

 Originated
  out of
  Bloomington
  Offices
               -------------------------------------------------------
                  Bank                 % on                 Total $
                  Owned       Watch    Watch      Non-      >30 Days
                 Balance      List      List     Accrual      Late
 ---------------------------------------------------------------------
 RE-Construc-
  tion- Spec
  Home 1-4
  Family Non-
  Owner
  Occupied       7,942,000   1,368,000   17.2%     139,000     372,000
 ---------------------------------------------------------------------
 RE-Land
  Development
  - Residential  5,410,000     188,000    3.5%      16,000      16,000
 ---------------------------------------------------------------------
 RE-Residential
  1-4 1st Non-
  Owner
  Occupied      20,783,000   1,085,000    5.2%     154,000     310,000
 ---------------------------------------------------------------------
 RE-Residential
  1-4 Jr Non-
  Owner
  Occupied         266,000      79,000   29.7%      60,000      60,000
 ---------------------------------------------------------------------
 RE-Residential
  Mobile Home
  Parks 1st
  Lien             199,000     199,000  100.0%          --          --
 =====================================================================

      Total:    34,600,000   2,919,000    8.4%     369,000     758,000
 ---------------------------------------------------------------------

 Originated
  out of
  Indianapolis
  Offices
               -------------------------------------------------------
                Total Bank              % on                Total $
                  Owned       Watch     Watch      Non-     >30 Days
                 Balance      List      List      Accrual     Late
 ---------------------------------------------------------------------
 RE-Construc-
  tion- Spec
  Home 1-4
  Family Non-
  Owner
  Occupied       7,524,000   7,524,000  100.0%   4,176,000   4,176,000
 ---------------------------------------------------------------------
 RE-Land
  Development
  - Residential 29,887,000  27,944,000   93.5%   3,974,000   3,974,000
 ---------------------------------------------------------------------
 RE-Residential
  1-4 1st
  Non-Owner
  Occupied      10,358,000   3,234,000   31.2%   1,503,000     122,000
 ---------------------------------------------------------------------
 RE-Residential
  1-4 Jr Non-
  Owner
  Occupied          87,000      68,000   78.2%          --      68,000
 =====================================================================
      Total:    47,856,000  38,770,000   81.0%   9,653,000   8,340,000
 ---------------------------------------------------------------------

 Originated
  out of Other
  Offices
               -------------------------------------------------------
                  Bank                  % on                  Total $
                  Owned        Watch    Watch     Non-       >30 Days
                 Balance       List     List     Accrual       Late
 ---------------------------------------------------------------------
 RE-Residential
  1-4 1st Non-
  Owner
  Occupied       4,509,000          --    0.0%          --     462,000
 ---------------------------------------------------------------------
 RE-Residential
  1-4 Jr Non-
  Owner
  Occupied         101,000          --    0.0%          --          --
 =====================================================================
      Total:     4,610,000          --    0.0%          --     462,000
 ---------------------------------------------------------------------

The previous chart titled "Total Loans Secured by Real Estate" includes a large "All Other Secured by Real Estate Loans" category. The chart that follows provides a breakdown of the top five categories (out of 48 collateral type categories) and provides additional insights into the Bank's watch list and non-accruing loans.

 Five Largest
  Categories
  in "All Other"
  R/E Secured
               -------------------------------------------------------
               Total Bank               % on                 Total $
                 Owned        Watch     Watch     Non-      >30 Days
                Balance        List      List    Accrual       Late
 ---------------------------------------------------------------------
 All Other
  Secured by
  Real Estate
  Loans        437,375,000  30,317,000    6.9%   3,256,000  12,297,000
 ---------------------------------------------------------------------
 RE-Multi
  Family 1st
  Mortgages     91,203,000   5,224,000    5.7%          --          --
 ---------------------------------------------------------------------
 RE-Res 1-4
  1st Owner
  Occupied      60,827,000     594,000    1.0%          --   2,039,000
 ---------------------------------------------------------------------
 RE-Office
  1st Non-
  Owner
  Occupied      33,887,000   7,686,000   22.7%     701,000   5,165,000
 ---------------------------------------------------------------------
 RE-Retail
  Strip 1st
  Mortgages     29,444,000   2,528,000    8.6%     265,000     265,000
 ---------------------------------------------------------------------
 RE-Office -
  1st Owner
  Occupied      29,183,000   1,323,000    4.5%     494,000     494,000
 =====================================================================
      Total:   244,544,000  17,355,000   42.5%   1,460,000   7,963,000
 ---------------------------------------------------------------------

"We have taken an aggressive approach to moving loans onto our watch list. While we are disappointed by the size of the list, we take some comfort from the fact that the vast majority of the loans are secured by real estate which should mitigate losses as we work to resolve these credits," said Mr. Bradford.

Financial Condition

Total assets grew 6.0 percent from March 31, 2008, reaching $823,702,000 on March 31, 2009. Loans, including loans held for sale, totaled $630,842,000 on March 31, 2009, an 8.4 percent increase from total loans on March 31, 2008, which were $581,956,000. Deposits increased 6.2 percent to $676,557,000 at March 31, 2009 compared to $637,230,000 a year earlier.

Other News

March saw the release of a new and improved online banking bill pay module which offers our customers several enhancements. These include electronic bill presentment, a number of bill payment enhancements, and expanded customer notification functionality.

The Company announced on April 27, 2009 several actions related to efforts to increase capital. The first action was to withdraw the Company's application to participate in the U. S. Treasury's Trouble Asset Relief Program (TARP). As the program evolved over the months since it was announced it became increasingly clear that participation in the program was not in the best interest of the Company or its shareholders. In place of the TARP, the Company announced it would raise capital by reducing its quarterly dividend from $0.13 per share to $0.01 per share and by issuing $10 million of subordinated debentures. These actions will help ensure that the Bank continues to be well-capitalized during the current economic downturn and allowing the Company to be in a stronger position for growth when the economy improves.

The subordinated debt securities referred to in this announcement have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws. This announcement shall not constitute an offer to sell or the solicitation of an offer to buy any securities described herein, nor shall there be any sales of these securities in any state or jurisdiction in which the offer, solicitation or sale would be unlawful. This announcement is being issued pursuant to and in accordance with Rule 135 and Rule 135c under the Securities Act.

The Company will hold its Annual Meeting of Shareholders at 10 a.m., Thursday, April 30, 2009 at the Bloomington/Monroe County Convention Center in downtown Bloomington, Indiana.

About Monroe Bancorp

Monroe Bancorp, headquartered in Bloomington, Indiana, is an Indiana bank holding company with Monroe Bank as its wholly owned subsidiary. Monroe Bank was established in Bloomington in 1892, and offers a full range of financial, trust and investment services through its locations in Central and South Central Indiana. The Company's common stock is traded on the NASDAQ(r) Global Stock Market under the symbol MROE.

The Monroe Bancorp logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4316

Additional financial information follows this press release. For further information, contact: Mark D. Bradford, President and Chief Executive Officer, (812) 331-3455.

Use of Non-GAAP Financial Information

To supplement the Company's consolidated condensed financial statements presented on a GAAP basis, the Company has used the following non-GAAP measures of reporting:

(1) The net interest margin is reported on a tax equivalent basis. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a marginal income tax rate of 34 percent. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. A table entitled "Reconciliation of GAAP Net Interest Margin to Non-GAAP Net Interest Margin on a Tax-Equivalent Basis," included at the end of the financial summary below, reconciles the non-GAAP financial measure "net interest income (tax-equivalent)" with net interest income calculated and presented in accordance with GAAP. The table also reconciles the non-GAAP financial measure "net interest margin (tax-equivalent)" with net interest margin calculated and presented in accordance with GAAP.

(2) Noninterest income and noninterest expense are reported without the effect of income and expenses related to securities held in a rabbi trust for the deferred compensation plan. A table entitled "Reconciliation of GAAP Noninterest Income & Expense to Noninterest Income & Expense Without the Financial Impact of the Deferred Compensation Plan", included at the end of the financial summary below, details all the items included in noninterest income and expense associated with the deferred compensation plan / rabbi trust and reconciles the GAAP numbers to the non-GAAP numbers. The activity in the rabbi trust has no effect on the Company's net income, therefore, management believes a more accurate comparison of current and prior year noninterest income and noninterest expense can be made if items related to the rabbi trust are removed.

The Company believes these adjustments are appropriate to enhance an overall understanding of the Company's past financial performance and also its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and the Company's marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with generally accepted accounting principles in the United States.

Forward-Looking Statements

This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) changes in competitive pressures among depository institutions; (2) changes in the interest rate environment; (3) changes in prepayment speeds, charge-offs and loan loss provisions; (4) changes in general economic conditions, either national or in the markets in which the Company does business; (5) legislative or regulatory changes adversely affecting the business of the Company; (6) changes in real estate values or the real estate markets; and (7) the Company's business development efforts in new markets in and around Hendricks and Hamilton Counties. Further information on other factors which could affect the financial results of the Company is included in the Company's filings with the Securities and Exchange Commission.

 Monroe Bancorp (MROE)
 Financial Summary
 (dollar amounts in thousands except per share data)

                     -------------------------------------------------
                                      Quarters Ended
                     -------------------------------------------------
                      Mar 2009  Dec 2008  Sep 2008  Jun 2008  Mar 2008
                     -------------------------------------------------
   BALANCE SHEET*
 ---------------------------------------------------------------------
 Cash and Interest-
  Earning Deposits   $  28,038 $  15,058 $  33,675 $  27,141 $  30,559
 ---------------------------------------------------------------------
 Federal Funds Sold     16,150     8,663    26,593     1,654     2,565
 ---------------------------------------------------------------------
 Securities            108,087   121,530    99,795   106,591   121,074
 ---------------------------------------------------------------------
 Total Loans           630,842   633,091   616,226   602,369   581,956
 ---------------------------------------------------------------------
  Loans Held for
   Sale                  4,659     3,389     2,406     4,110     2,176
 ---------------------------------------------------------------------
  Commercial &
   Industrial          103,306   104,779    97,373    99,141   100,378
 ---------------------------------------------------------------------
  Real Estate:
 ---------------------------------------------------------------------
   Commercial &
    Residential        392,414   398,896   368,363   355,393   333,725
 ---------------------------------------------------------------------
   Construction &
    Vacant Land         84,697    80,917   103,459    99,694   102,428
 ---------------------------------------------------------------------
   Home Equity          29,781    28,976    27,305    25,783    25,534
 ---------------------------------------------------------------------
  Installment Loans     15,985    16,134    17,320    18,248    17,715
 ---------------------------------------------------------------------
 Reserve for Loan
  Losses                12,336    11,172     9,397     7,748     7,273
 ---------------------------------------------------------------------
 Bank Premises and
  Equipment             20,605    20,750    20,836    20,534    20,173
 ---------------------------------------------------------------------
 Federal Home Loan
  Bank Stock             2,312     2,312     2,312     2,312     2,312
 ---------------------------------------------------------------------
 Interest Receivable
  and Other Assets      30,004    29,567    28,969    25,351    25,420
 ---------------------------------------------------------------------
   Total Assets      $ 823,702 $ 819,799 $ 819,009 $ 778,204 $ 776,786
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Total Deposits      $ 676,557 $ 665,179 $ 679,421 $ 623,871 $ 637,230
 ---------------------------------------------------------------------
  Noninterest
   Checking             78,676    84,317    88,264    79,548    76,716
 ---------------------------------------------------------------------
  Interest Bearing
   Checking & NOW      118,421   107,124   125,407   129,422   122,987
 ---------------------------------------------------------------------
  Regular Savings       17,990    16,619    16,844    17,876    18,710
 ---------------------------------------------------------------------
  Money Market
   Savings             122,080   108,246   106,808   116,862   109,105
 ---------------------------------------------------------------------
  CDs & CDARs Less
   than $100,000       149,380   155,127   142,648   139,584   146,815
 ---------------------------------------------------------------------
  CDARs Greater than
   $100,000 &
   Brokered CDs         70,612    67,949    23,101    13,101    10,034
 ---------------------------------------------------------------------
  CDs Greater than
   $100,000            119,298   125,741   175,906   127,163   152,473
 ---------------------------------------------------------------------
  Other Time               101        56       443       315       390
 ---------------------------------------------------------------------
 Total Borrowings       85,070    93,203    75,954    88,723    70,328
 ---------------------------------------------------------------------
  Federal Funds
   Purchased                --        --        --    12,810     5,256
 ---------------------------------------------------------------------
  Securities Sold
   Under Repurchase
   Agreement            58,686    59,404    46,569    46,390    45,717
 ---------------------------------------------------------------------
  FHLB Advances         17,511    25,523    20,186    21,249     9,262
 ---------------------------------------------------------------------
  Loans Sold Under
   Repurchase
   Agreement &
   Other Debt              625        28       951        26     1,845
 ---------------------------------------------------------------------
  Subordinated
   Debentures -
   Trust Preferred       8,248     8,248     8,248     8,248     8,248
 ---------------------------------------------------------------------
 Interest Payable
  and Other
  Liabilities            6,098     5,496     7,942     9,578    13,072
 ---------------------------------------------------------------------
   Total Liabilities   767,725   763,878   763,317   722,172   720,630
 ---------------------------------------------------------------------
 Shareholders'
  Equity                55,977    55,921    55,692    56,032    56,156
 ---------------------------------------------------------------------
   Total Liabilities
    and
    Shareholders'
    Equity           $ 823,702 $ 819,799 $ 819,009 $ 778,204 $ 776,786
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Book Value Per
  Share              $    9.00 $    8.99 $    8.95 $    9.01 $    9.03
 ---------------------------------------------------------------------
 End of Period
  Shares Issued and
  Outstanding        6,227,550 6,227,550 6,227,550 6,227,550 6,227,550
 ---------------------------------------------------------------------
 Less: Unearned ESOP
  Shares                 6,226     7,601     5,900     8,300    10,700
 ---------------------------------------------------------------------
 End of Period
  Shares Used to
  Calculate Book
  Value              6,221,324 6,219,949 6,221,650 6,219,250 6,216,850
 ---------------------------------------------------------------------

                                                   -------------------
                                                       Years Ended
                                                   -------------------
                                                    Dec 2008  Dec 2007
                                                   -------------------
                      BALANCE SHEET*
 ---------------------------------------------------------------------
 Cash and Interest-Earning Deposits                $  15,058 $  24,563
 ---------------------------------------------------------------------
 Federal Funds Sold                                    8,663     1,077
 ---------------------------------------------------------------------
 Securities                                          121,530   125,658
 ---------------------------------------------------------------------
 Total Loans                                         633,091   584,831
 ---------------------------------------------------------------------
  Loans Held for Sale                                  3,389     2,974
 ---------------------------------------------------------------------
  Commercial & Industrial                            104,779   104,611
 ---------------------------------------------------------------------
  Real Estate:
 ---------------------------------------------------------------------
   Commercial & Residential                          398,896   332,664
 ---------------------------------------------------------------------
   Construction & Vacant Land                         80,917   101,011
 ---------------------------------------------------------------------
   Home Equity                                        28,976    25,222
 ---------------------------------------------------------------------
  Installment Loans                                   16,134    18,349
 ---------------------------------------------------------------------
 Reserve for Loan Losses                              11,172     6,654
 ---------------------------------------------------------------------
 Bank Premises and Equipment                          20,750    20,029
 ---------------------------------------------------------------------
 Federal Home Loan Bank Stock                          2,312     2,312
 ---------------------------------------------------------------------
 Interest Receivable and Other Assets                 29,567    26,264
 ---------------------------------------------------------------------
   Total Assets                                    $ 819,799 $ 778,080
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Total Deposits                                    $ 665,179 $ 619,717
 ---------------------------------------------------------------------
  Noninterest Checking                                84,317    81,542
 ---------------------------------------------------------------------
  Interest Bearing Checking & NOW                    107,124   131,295
 ---------------------------------------------------------------------
  Regular Savings                                     16,619    17,712
 ---------------------------------------------------------------------
  Money Market Savings                               108,246    99,135
 ---------------------------------------------------------------------
  CDs & CDARs Less than $100,000                     155,127   150,422
 ---------------------------------------------------------------------
  CDARs Greater than $100,000 & Brokered CDs          67,949    10,034
 ---------------------------------------------------------------------
  CDs Greater than $100,000                          125,741   128,602
 ---------------------------------------------------------------------
  Other Time                                              56       975
 ---------------------------------------------------------------------
 Total Borrowings                                     93,203    96,421
 ---------------------------------------------------------------------
  Federal Funds Purchased                                 --    24,850
 ---------------------------------------------------------------------
  Securities Sold Under Repurchase Agreement          59,404    43,195
 ---------------------------------------------------------------------
  FHLB Advances                                       25,523    18,273
 ---------------------------------------------------------------------
  Loans Sold Under Repurchase Agreement & Other
   Debt                                                   28     1,855
 ---------------------------------------------------------------------
  Subordinated Debentures - Trust Preferred            8,248     8,248
 ---------------------------------------------------------------------
 Interest Payable and Other Liabilities                5,496     7,490
 ---------------------------------------------------------------------
   Total Liabilities                                 763,878   723,628
 ---------------------------------------------------------------------
 Shareholders' Equity                                 55,921    54,452
 ---------------------------------------------------------------------
   Total Liabilities and Shareholders' Equity      $ 819,799 $ 778,080
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Book Value Per Share                              $    8.99 $    8.76
 ---------------------------------------------------------------------
 End of Period Shares Issued and Outstanding       6,227,550 6,227,550
 ---------------------------------------------------------------------
 Less:  Unearned ESOP Shares                           7,601    13,100
 ---------------------------------------------------------------------
 End of Period Shares Used to Calculate Book
  Value                                            6,219,949 6,214,450
 ---------------------------------------------------------------------

 * period end numbers

 Monroe Bancorp (MROE)
 Financial Summary
 (dollar amounts in thousands except per share data)

                      ------------------------------------------------
                                       Quarters Ended
                      ------------------------------------------------
   INCOME STATEMENT   Mar 2009  Dec 2008  Sep 2008  Jun 2008  Mar 2008
 ---------------------------------------------------------------------
 Interest Income      $  9,378  $ 10,141  $ 10,472  $ 10,366  $ 11,483
 ---------------------------------------------------------------------
 Interest Expense        3,436     4,152     4,492     4,610     5,607
 ---------------------------------------------------------------------
 Net Interest Income     5,942     5,989     5,980     5,756     5,876
 ---------------------------------------------------------------------
 Loan Loss Provision     2,600     4,150     2,800     1,050       880
 ---------------------------------------------------------------------
 Total Noninterest
  Income                 3,278     2,096     2,549     3,024     2,364
 ---------------------------------------------------------------------
  Service Charges on
   Deposit Accounts        811       946       996       985       869
 ---------------------------------------------------------------------
  Trust Fees               527       553       592       634       608
 ---------------------------------------------------------------------
  Commission Income        171       201       208       246       219
 ---------------------------------------------------------------------
  Gain on Sale of
   Loans                   290       141       189       175       198
 ---------------------------------------------------------------------
  Realized Gains on
   Trading and
   Available for Sale
   Securities            1,028       175       210       439       140
 ---------------------------------------------------------------------
  Unrealized Gains
   (Losses) on Trading
   Securities
   Associated with
   Directors' Deferred
   Comp Plan              (117)     (354)     (222)      (50)     (217)
 ---------------------------------------------------------------------
   BOLI Income             151       163       141       125       123
 ---------------------------------------------------------------------
   Other Operating
    Income                 417       271       435       470       424
 ---------------------------------------------------------------------
 Total Noninterest
  Expense                5,239     4,901     5,069     5,371     5,391
 ---------------------------------------------------------------------
  Salaries & Wages       2,069     2,160     2,175     2,204     2,204
 ---------------------------------------------------------------------
  Commissions, Options
   & Incentive
   Compensation            305       337       339       417       379
 ---------------------------------------------------------------------
  Employee Benefits        591       343       517       535       681
 ---------------------------------------------------------------------
  Premises & Equipment     928       826       844       830       873
 ---------------------------------------------------------------------
  Advertising              129       138       187       179       220
 ---------------------------------------------------------------------
  Legal Fees               126       158       121       102       185
 ---------------------------------------------------------------------
  FDIC expense             283       138       140       155        48
 ---------------------------------------------------------------------
  Appreciation
   (Depreciation) in
   Directors' Deferred
   Compensation Plan      (103)     (317)     (203)      (23)     (164)
 ---------------------------------------------------------------------
  Other Operating
   Expenses                911     1,118       949       972       965
 ---------------------------------------------------------------------
 Income Before Income
  Tax                    1,381      (966)      660     2,359     1,969
 ---------------------------------------------------------------------
 Income Tax Expense
  (Benefit)                274      (757)      (75)      499       376
 ---------------------------------------------------------------------
 Net Income After Tax
  & Before
  Extraordinary Items    1,107      (209)      735     1,860     1,593
 ---------------------------------------------------------------------
 Extraordinary Items        --        --        --        --        --
 ---------------------------------------------------------------------
 Net Income           $  1,107  $   (209) $    735  $  1,860  $  1,593
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Basic Earnings Per
  Share               $  0.178  $ (0.034) $  0.118  $  0.299  $  0.256
 ---------------------------------------------------------------------
 Diluted Earnings Per
  Share               $  0.178  $ (0.034) $  0.118  $  0.299  $  0.256
 ---------------------------------------------------------------------

                                                    ------------------
                                                        Years Ended
                                                    ------------------
                   INCOME STATEMENT                 Dec 2008  Dec 2007
 ---------------------------------------------------------------------
 Interest Income                                    $ 42,462  $ 48,474
 ---------------------------------------------------------------------
 Interest Expense                                     18,861    25,435
 ---------------------------------------------------------------------
 Net Interest Income                                  23,601    23,039
 ---------------------------------------------------------------------
 Loan Loss Provision                                   8,880     2,035
 ---------------------------------------------------------------------
 Total Noninterest Income                             10,033    10,251
 ---------------------------------------------------------------------
  Service Charges on Deposit Accounts                  3,796     3,680
 ---------------------------------------------------------------------
  Trust Fees                                           2,387     2,243
 ---------------------------------------------------------------------
  Commission Income                                      874       910
 ---------------------------------------------------------------------
  Gain on Sale of Loans                                  703       817
 ---------------------------------------------------------------------
  Realized Gains on Trading and Available for Sale
   Securities                                            964        49
 ---------------------------------------------------------------------
  Unrealized Gains (Losses) on Trading Securities
   Associated with Directors' Deferred Comp Plan        (843)       17
 ---------------------------------------------------------------------
  BOLI Income                                            552       489
 ---------------------------------------------------------------------
  Other Operating Income                               1,600     2,046
 ---------------------------------------------------------------------
 Total Noninterest Expense                            20,732    20,626
 ---------------------------------------------------------------------
  Salaries & Wages                                     8,743     8,621
 ---------------------------------------------------------------------
  Commissions, Options & Incentive Compensation        1,472     1,737
 ---------------------------------------------------------------------
  Employee Benefits                                    2,076     1,774
 ---------------------------------------------------------------------
  Premises & Equipment                                 3,373     3,100
 ---------------------------------------------------------------------
  Advertising                                            724       667
 ---------------------------------------------------------------------
  Legal Fees                                             566       566
 ---------------------------------------------------------------------
  FDIC expense                                           481        67
 ---------------------------------------------------------------------
  Appreciation (Depreciation) in Directors'
   Deferred Compensation Plan                           (707)      267
 ---------------------------------------------------------------------
  Other Operating Expenses                             4,004     3,827
 ---------------------------------------------------------------------
 Income Before Income Tax                              4,022    10,629
 ---------------------------------------------------------------------
 Income Tax Expense (Benefit)                             43     2,823
 ---------------------------------------------------------------------
 Net Income After Tax & Before Extraordinary Items     3,979     7,806
 ---------------------------------------------------------------------
 Extraordinary Items                                      --        --
 ---------------------------------------------------------------------
 Net Income                                         $  3,979  $  7,806
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Basic Earnings Per Share                           $  0.640  $  1.240
 ---------------------------------------------------------------------
 Diluted Earnings Per Share                         $  0.639  $  1.235
 ---------------------------------------------------------------------

 Monroe Bancorp (MROE)
 Financial Summary
 (dollar amounts in thousands except per share data)

                      ------------------------------------------------
                                       Quarters Ended
                      ------------------------------------------------
    ASSET QUALITY     Mar 2009  Dec 2008  Sep 2008  Jun 2008  Mar 2008
                      ------------------------------------------------
 Net Charge-Offs
  (Recoveries)        $  1,436  $  2,375  $  1,151  $    575  $    261
                      ------------------------------------------------
 OREO Expenses              47       121         4        22        82
                      ------------------------------------------------
  Total Credit
   Charges            $  1,483  $  2,496  $  1,155  $    597  $    343
                      ------------------------------------------------

                      ------------------------------------------------
 Nonperforming Loans  $ 13,696  $ 14,329  $ 14,000  $ 15,906  $  6,944
                      ------------------------------------------------
 OREO                    3,158     3,257       438       493       848
                      ------------------------------------------------
   Nonperforming
    Assets              16,854    17,586    14,438    16,399     7,792
                      ------------------------------------------------
 90 Day Past Due Loans
  Net of Nonperforming
  Loans                    435     1,194       127        73       563
                      ------------------------------------------------
   Nonperforming
    Assets + 90 Day
    Past Due          $ 17,289  $ 18,780  $ 14,565  $ 16,472  $  8,355
                      ------------------------------------------------

   RATIO ANALYSIS -
   CREDIT QUALITY*
 ----------------------------------------------------------------------
 NCO/Loans                0.91%     1.50%     0.75%     0.38%     0.18%
 ----------------------------------------------------------------------
 Credit Charges/Loans
   & OREO                 0.94%     1.57%     0.75%     0.40%     0.24%
 ----------------------------------------------------------------------
 Nonperforming Loans/
  Loans                   2.17%     2.26%     2.27%     2.64%     1.19%
 ----------------------------------------------------------------------
 Nonperforming Assets/
  Loans & OREO            2.66%     2.76%     2.34%     2.72%     1.34%
 ----------------------------------------------------------------------
 Nonperforming Assets/
  Assets                  2.05%     2.15%     1.76%     2.11%     1.00%
 ----------------------------------------------------------------------
 Nonperforming Assets
  + 90 Day PD/Assets      2.10%     2.29%     1.78%     2.12%     1.08%
 ----------------------------------------------------------------------
 Reserve/Nonperforming
  Loans                  90.07%    77.97%    67.12%    48.71%   104.74%
 ----------------------------------------------------------------------
 Reserve/Total Loans      1.96%     1.76%     1.52%     1.29%     1.25%
 ----------------------------------------------------------------------
 Equity & Reserves/
  Nonperforming Assets  405.32%   381.51%   450.82%   388.93%   814.03%
 ----------------------------------------------------------------------
 OREO/Nonperforming
  Assets                 18.74%    18.52%     3.03%     3.01%    10.88%
 ----------------------------------------------------------------------

   RATIO ANALYSIS -
  CAPITAL ADEQUACY*
 ----------------------------------------------------------------------
 Equity/Assets            6.80%     6.82%     6.80%     7.20%     7.23%
 ----------------------------------------------------------------------
 Equity/Loans             8.87%     8.83%     9.04%     9.30%     9.65%
 ----------------------------------------------------------------------

   RATIO ANALYSIS -
    PROFITABILITY
 ----------------------------------------------------------------------
 Return on Average
  Assets                  0.54%    -0.10%     0.37%     0.96%     0.82%
 ----------------------------------------------------------------------
 Return on Average
  Equity                  8.00%    -1.49%     5.20%    13.26%    11.62%
 ----------------------------------------------------------------------
 Net Interest Margin
  (Tax-Equivalent)(1)     3.20%     3.23%     3.31%     3.31%     3.36%
 ----------------------------------------------------------------------

                                                    ------------------
                                                       Years Ended
                                                    ------------------
                      ASSET QUALITY                 Dec 2008  Dec 2007
 ---------------------------------------------------------------------
 Net Charge-Offs (Recoveries)                       $  4,362  $  1,525
 ---------------------------------------------------------------------
 OREO Expenses                                           229        67
 ---------------------------------------------------------------------
  Total Credit Charges                              $  4,591  $  1,592
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Nonperforming Loans                                $ 14,329  $  6,938
 ---------------------------------------------------------------------
 OREO                                                  3,257       841
 ---------------------------------------------------------------------
   Nonperforming Assets                               17,586     7,779
 ---------------------------------------------------------------------
 90 Day Past Due Loans Net of Nonperforming Loans      1,194       435
 ---------------------------------------------------------------------
   Nonperforming Assets + 90 Day Past Due           $ 18,780  $  8,214
 ---------------------------------------------------------------------

         RATIO ANALYSIS - CREDIT QUALITY*
 ----------------------------------------------------------------------
 NCO/Loans                                              0.69%     0.26%
 ----------------------------------------------------------------------
 Credit Charges/Loans & OREO                            0.72%     0.27%
 ----------------------------------------------------------------------
 Nonperforming Loans/Loans                              2.26%     1.19%
 ----------------------------------------------------------------------
 Nonperforming Assets/Loans & OREO                      2.76%     1.33%
 ----------------------------------------------------------------------
 Nonperforming Assets/Assets                            2.15%     1.00%
 ----------------------------------------------------------------------
 Nonperforming Assets + 90 Day PD/Assets                2.29%     1.06%
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 Reserve/Nonperforming Loans                           77.97%    95.91%
 ----------------------------------------------------------------------
 Reserve/Total Loans                                    1.76%     1.14%
 ----------------------------------------------------------------------
 Equity & Reserves/Nonperforming Assets               381.51%   785.53%
 ----------------------------------------------------------------------
 OREO/Nonperforming Assets                             18.52%    10.81%
 ----------------------------------------------------------------------

        RATIO ANALYSIS - CAPITAL ADEQUACY*
 ----------------------------------------------------------------------
 Equity/Assets                                          6.82%     7.00%
 ----------------------------------------------------------------------
 Equity/Loans                                           8.83%     9.31%
 ----------------------------------------------------------------------

          RATIO ANALYSIS - PROFITABILITY
 ----------------------------------------------------------------------
 Return on Average Assets                               0.50%     1.04%
 ----------------------------------------------------------------------
 Return on Average Equity                               7.11%    14.79%
 ----------------------------------------------------------------------
 Net Interest Margin (Tax-Equivalent)(1)                3.30%     3.37%
 ----------------------------------------------------------------------

 * Based on period end numbers

 (1) Interest income on tax-exempt securities has been adjusted to a tax-equivalent basis using a marginal income tax rate of 34%.
     Reclassification of amounts from prior periods were made to conform to the September 2007 presentation.

 Monroe Bancorp (MROE)
 Reconciliation of GAAP Net Interest Margin to Non-GAAP Net Interest
 Margin on a Tax-Equivalent Basis
 (dollar amounts in thousands except per share data)

                      -------------------------------------------------
                                      Quarters Ended
                      -------------------------------------------------
                      Mar 2009  Dec 2008  Sep 2008  Jun 2008  Mar 2008
                      -------------------------------------------------
 Net Interest Income  $  5,942  $  5,989  $  5,980  $  5,756  $  5,876
 ----------------------------------------------------------------------
 Tax Equivalent
  Adjustment               131       167       166       189       195
 ----------------------------------------------------------------------
 Net Interest Income
  - Tax Equivalent    $  6,073  $  6,156  $  6,146  $  5,945  $  6,071
 ----------------------------------------------------------------------

 ----------------------------------------------------------------------
 Average Earning
  Assets              $769,735  $759,173  $738,927  $723,441  $725,793
 ----------------------------------------------------------------------

 ----------------------------------------------------------------------
 Net Interest Margin      3.13%     3.14%     3.22%     3.20%     3.26%
 ----------------------------------------------------------------------

 ----------------------------------------------------------------------
 Net Interest Margin
  - Tax Equivalent        3.20%     3.23%     3.31%     3.31%     3.36%
 ----------------------------------------------------------------------

                                                    -------------------
                                                        Years Ended
                                                    -------------------
                                                    Dec 2008  Dec 2007
 ----------------------------------------------------------------------
 Net Interest Income                                $ 23,601  $ 23,039
 ----------------------------------------------------------------------
 Tax Equivalent Adjustment                               717       696
 ----------------------------------------------------------------------
 Net Interest Income - Tax Equivalent               $ 24,318  $ 23,735
 ----------------------------------------------------------------------

 ----------------------------------------------------------------------
 Average Earning Assets                             $736,903  $703,675
 ----------------------------------------------------------------------

 ----------------------------------------------------------------------
 Net Interest Margin                                    3.20%     3.27%
 ----------------------------------------------------------------------

 ----------------------------------------------------------------------
 Net Interest Margin - Tax Equivalent                   3.30%     3.37%
 ----------------------------------------------------------------------

                      -------------------------------------------------
                                        Year-to-Date
                      -------------------------------------------------
                      Mar 2009  Dec 2008  Sep 2008  Jun 2008  Mar 2008
 ----------------------------------------------------------------------
 Net Interest Income  $  5,942  $ 23,601  $ 17,611  $ 11,632  $  5,876
 ----------------------------------------------------------------------
 Tax Equivalent
  Adjustment               131       717       550       383       195
 ----------------------------------------------------------------------
 Net Interest Income
  - Tax Equivalent    $  6,073  $ 24,318  $ 18,161  $ 12,015  $  6,071
 ----------------------------------------------------------------------

 ----------------------------------------------------------------------
 Average Earning
  Assets              $769,735  $736,903  $729,425  $724,617  $725,793
 ----------------------------------------------------------------------

 ----------------------------------------------------------------------
 Net Interest Margin      3.13%     3.20%     3.23%     3.23%     3.26%
 ----------------------------------------------------------------------

 ----------------------------------------------------------------------
 Net Interest Margin
  - Tax Equivalent        3.20%     3.30%     3.33%     3.33%     3.36%
 ----------------------------------------------------------------------

 Monroe Bancorp (MROE)
 Financial Impact on Net Income of Deferred Compensation Plan
 (dollar amounts in thousands except per share data)

                      ------------------------------------------------
                                       Quarters Ended
                      ------------------------------------------------
                      Mar 2009  Dec 2008  Sep 2008  Jun 2008  Mar 2008
 ---------------------------------------------------------------------
 Interest and Dividend
  Income              $    18   $    29   $    22   $    23   $    32
 ---------------------------------------------------------------------
 Realized and
  Unrealized Gains
  (Losses)               (132)     (355)     (222)      (48)     (204)
 ---------------------------------------------------------------------
 Other Income              --        12        --         6        12
 ---------------------------------------------------------------------
   Total Income From
    Plan:                (114)     (314)     (200)      (19)     (160)
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Change in Deferred
  Compensation
  Liability              (118)     (317)     (203)      (23)     (164)
 ---------------------------------------------------------------------
 Trustee Fees               4         3         3         4         4
 ---------------------------------------------------------------------
   Total Expense of
    Plan:                (114)     (314)     (200)      (19)     (160)
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
   Net Impact of
    Plan:             $    --   $    --   $    --   $    --   $    --
 ---------------------------------------------------------------------

                                                    ------------------
                                                       Years Ended
                                                    ------------------
                                                    Dec 2008  Dec 2007
 ---------------------------------------------------------------------
 Interest and Dividend Income                       $   106   $   117
 ---------------------------------------------------------------------
 Realized and Unrealized Gains (Losses)                (829)       66
 ---------------------------------------------------------------------
 Other Income                                            30        99
 ---------------------------------------------------------------------
   Total Income From Plan:                             (693)      282
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Change in Deferred Compensation Liability             (707)      267
 ---------------------------------------------------------------------
 Trustee Fees                                            14        15
 ---------------------------------------------------------------------
   Total Expense of Plan:                              (693)      282
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
   Net Impact of Plan:                              $    --   $    --
 ---------------------------------------------------------------------

 Reconciliation of GAAP Noninterest Income & Expense to Noninterest
 Income & Expense Without the Financial Impact of the Deferred
 Compensation Plan
 (dollar amounts in thousands except per share data)

                      ------------------------------------------------
                                      Quarters Ended
                      ------------------------------------------------
                      Mar 2009  Dec 2008  Sep 2008  Jun 2008  Mar 2008
 ---------------------------------------------------------------------
 Total Noninterest
  Income              $ 3,278   $ 2,096   $ 2,549   $ 3,024   $ 2,364
 ---------------------------------------------------------------------
 Income of Deferred
  Comp Plan Incl. in
  Noninterest Income     (132)     (343)     (222)      (42)     (192)
 ---------------------------------------------------------------------
   Adjusted
    Noninterest
    Income:             3,410     2,439     2,771     3,066     2,556
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Total Noninterest
  Expense               5,239     4,901     5,069     5,371     5,391
 ---------------------------------------------------------------------
 Expense of Deferred
  Compensation Plan      (114)     (314)     (200)      (19)     (160)
 ---------------------------------------------------------------------
    Adjusted
     Noninterest
     Expense:           5,353     5,215     5,269     5,390     5,551
 ---------------------------------------------------------------------

                                                    ------------------
                                                       Years Ended
                                                    ------------------
                                                    Dec 2008  Dec 2007
 ---------------------------------------------------------------------
 Total Noninterest Income                           $ 10,033  $ 10,251
 ---------------------------------------------------------------------
 Income of Deferred Comp Plan Incl. in
  Noninterest Income                                    (799)      165
 ---------------------------------------------------------------------
  Adjusted Noninterest Income:                        10,832    10,086
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Total Noninterest Expense                            20,732    20,626
 ---------------------------------------------------------------------
 Expense of Deferred Compensation Plan                  (693)      282
 ---------------------------------------------------------------------
   Adjusted Noninterest Expense:                      21,425    20,344
 ---------------------------------------------------------------------

                                        Year-to-Date
                      ------------------------------------------------
                      Mar 2009  Dec 2008  Sep 2008  Jun 2008  Mar 2008
 ---------------------------------------------------------------------
 Total Noninterest
  Income              $ 3,278   $10,033   $ 7,937   $ 5,388   $ 2,364
 ---------------------------------------------------------------------
 Income of Deferred
  Comp Plan Incl. in
  Noninterest Income  $  (132)  $  (799)     (456)     (234)     (192)
 ---------------------------------------------------------------------
   Adjusted
    Noninterest
    Income:             3,410    10,832     8,393     5,622     2,556
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Total Noninterest
  Expense               5,239    20,732    15,830    10,762     5,391
 ---------------------------------------------------------------------
 Expense of Deferred
  Compensation Plan      (114)     (693)     (380)     (179)     (160)
 ---------------------------------------------------------------------
   Adjusted
    Noninterest
    Expense:            5,353    21,425    16,210    10,941     5,551
 ---------------------------------------------------------------------

 Monroe Bancorp (MROE)
 Select Average Balance Sheet Information
 (dollar amounts in thousands except per share data)

                      ------------------------------------------------
                                       Quarters Ended
                      ------------------------------------------------
                      Mar 2009  Dec 2008  Sep 2008  Jun 2008  Mar 2008
 ---------------------------------------------------------------------
 Total Average Loans  $632,878  $624,421  $609,184  $591,310  $582,255
 ---------------------------------------------------------------------
  Average Commercial
   & Industrial        103,046   101,347    97,911    99,546    98,603
 ---------------------------------------------------------------------
  Average Real Estate: 513,886   506,315   493,567   473,521   465,625
 ---------------------------------------------------------------------
   Average Commercial
    & Residential      397,507   379,409   365,942   344,213   338,160
 ---------------------------------------------------------------------
   Average
    Construction &
    Vacant Land         86,966    98,531   101,162   103,745   102,116
 ---------------------------------------------------------------------
   Average Home Equity  29,413    28,375    26,463    25,563    25,349
 ---------------------------------------------------------------------
  Average Installment
   Loans                15,946    16,759    17,706    18,243    18,027
 ---------------------------------------------------------------------
 Average Federal Funds
  Sold                  16,028    11,444     9,161     3,907    10,462
 ---------------------------------------------------------------------
 Average Federal Home
  Loan Bank Stock        2,312     2,312     2,312     2,312     2,312
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Total Average
  Deposits            $678,377  $669,074  $652,031  $633,127  $643,686
 ---------------------------------------------------------------------
  Average Noninterest
   Checking             79,257    81,805    81,425    79,062    75,673
 ---------------------------------------------------------------------
  Average Interest
   Bearing Checking
   & NOW               113,465   120,196   129,898   126,399   132,683
 ---------------------------------------------------------------------
  Average Regular
   Savings              17,132    16,658    17,733    18,153    17,937
 ---------------------------------------------------------------------
  Average Money Market
   Savings             118,577   104,398   110,292   111,797   104,415
 ---------------------------------------------------------------------
  Average CDs Less
   than $100,000       209,036   197,271   149,907   141,550   147,598
 ---------------------------------------------------------------------
  Average CDs Greater
   than $100,000       125,152   132,340   147,051   139,725   149,277
 ---------------------------------------------------------------------
  Average Other Time    15,758    16,406    15,725    16,441    16,103
 ---------------------------------------------------------------------
 Average Federal Funds
  Purchased                974       321     2,892     5,906     3,511
 ---------------------------------------------------------------------
 Average Securities
  Sold Under
  Repurchase Agreement  54,210    55,674    42,768    42,332    41,894
 ---------------------------------------------------------------------
 Average FHLB Advances  19,364    19,486    21,215    18,005    16,050
 ---------------------------------------------------------------------

                                                    ------------------
                                                       Years Ended
                                                    ------------------
                                                    Dec 2008  Dec 2007
 ---------------------------------------------------------------------
 Total Average Loans                                $601,875  $564,483
 ---------------------------------------------------------------------
  Average Commercial & Industrial                     99,353    99,884
 ---------------------------------------------------------------------
  Average Real Estate:                               484,841   446,144
 ---------------------------------------------------------------------
   Average Commercial & Residential                  357,018   316,578
 ---------------------------------------------------------------------
   Average Construction & Vacant Land                101,380   104,088
 ---------------------------------------------------------------------
   Average Home Equity                                26,443    25,478
 ---------------------------------------------------------------------
  Average Installment Loans                           17,681    18,455
 ---------------------------------------------------------------------
 Average Federal Funds Sold                            8,754    11,102
 ---------------------------------------------------------------------
 Average Federal Home Loan Bank Stock                  2,312     2,312
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Total Average Deposits                             $649,540  $611,907
 ---------------------------------------------------------------------
  Average Noninterest Checking                        79,503    77,725
 ---------------------------------------------------------------------
  Average Interest Bearing Checking & NOW            127,282   129,887
 ---------------------------------------------------------------------
  Average Regular Savings                             17,618    17,940
 ---------------------------------------------------------------------
  Average Money Market Savings                       107,723   101,123
 ---------------------------------------------------------------------
  Average CDs Less than $100,000                     159,120   152,609
 ---------------------------------------------------------------------
  Average CDs Greater than $100,000                  142,126   118,124
 ---------------------------------------------------------------------
  Average Other Time                                  16,168    14,499
 ---------------------------------------------------------------------
 Average Federal Funds Purchased                       3,149     2,085
 ---------------------------------------------------------------------
 Average Securities Sold Under Repurchase Agreement   45,686    49,884
 ---------------------------------------------------------------------
 Average FHLB Advances                                18,698    19,120
 ---------------------------------------------------------------------

CONTACT:  Monroe Bancorp
          Mark D. Bradford, President and Chief Executive Officer
            (812) 331-3455
          Media Contact:
          Ashley Fisher, Marketing Director
            (812) 353-7705
            (800) 319-2664
          Fax: (812) 331-3445
          www.monroebank.com